January 25, 2007

Daniel Bass

15 Whitlaw Close

Chappaqua, NY 10514

Dear Dan:

It is with great pleasure that we extend to you this offer to continue your employment with FIG LLC (previously operating as Fortress Investment Group LLC, (including its affiliates, “Fortress” or the “Company”)), as Chief Financial Officer, as set forth below.

Title:

Chief Financial Officer of Fortress Investment Group LLC.

Start Date:

December 1, 2003.

Compensation:

Your base salary will be paid at the rate of $200,000 per annum, payable in accordance with the regular payroll practices of Fortress. Payment of additional compensation or a bonus in any given fiscal or calendar year does not entitle you to additional compensation or a bonus in any subsequent year. In order to be eligible for any bonus while employed at Fortress, you must be an active employee at, and not have given or received notice of termination prior to, the time of the bonus payment.

For purposes of this Offer Letter, “cause” means (i) your commission of an act of fraud or dishonesty in the course of your employment; (ii) your indictment or entering of a plea of nolo contendere for a crime constituting a felony or in respect of any act of fraud or dishonesty; (iii) your commission of an act which would make you or Fortress (including any of its affiliates) subject to being enjoined, suspended, barred or otherwise disciplined for violation of federal or state securities laws, rules or regulations, including a statutory disqualification; (iv) your gross negligence or willful misconduct in connection with your performance of your duties in connection with your employment by Fortress (including any affiliate of Fortress for whom you may be employed on a full-time basis at the time) or your failure to comply with any of the restrictive covenants set forth herein; (v) your commission of any act that would result or which might reasonably be a substantial factor resulting in the termination of Fortress (including any of its affiliates) for cause under any of Fortress’s (including any of its affiliates’) management, advisory or similar agreements; (vi) your willful failure to comply with any material policies or procedures of Fortress as in effect from time to time provided that you shall have been delivered a copy of such policies or notice that they have been posted on a Fortress website prior to such compliance failure, and (vii) your failure to perform the material duties in connection with your position, unless you remedy such failure no later than 10 days following delivery to you of a written notice from Fortress (including any of its affiliates) describing such failure in reasonable detail (provided that you shall not be given more than one opportunity in the aggregate to remedy failures described in this clause (vii)).

Representation:

You represent that on your first day of work you were free to accept employment hereunder without any contractual     restrictions, express or implied, with respect to any of your prior employers.   You represent that you have not taken or otherwise misappropriated and you do not have in your possession or control any confidential and proprietary information belonging to any of your prior employers or connected with or derived from your services to prior employers.  You represent that you have returned to all prior employers any and all such confidential and proprietary information.  You further acknowledge that Fortress has informed you that you are not to use or cause the use of such confidential or proprietary information in any manner whatsoever in connection with your employment by Fortress.  You agree that you will not use such information.  You shall indemnify and hold harmless Fortress from any and all claims arising from any breach of the representations and warranties in this clause.

Policies and Procedures:

You agree to comply fully with all Fortress policies and procedures applicable to employees, as amended from time to time.

Employment Relationship:

You are an at-will employee. This offer is not a contract of employment for any specific period of time, and your employment may be terminated by you or by Fortress at any time for any reason or no reason whatsoever.

Benefits:

Effective your first day of employment, you (and your spouse and eligible dependents, if any) may at your election be covered under Fortress’s health insurance plan, subject to applicable exclusions and limitations.   You will be eligible to participate in Fortress’s 401(k) plan, subject to the terms of the plan.  You will be eligible to participate in all other perquisite and benefit arrangements generally made available by Fortress to its Managing Director level employees, including, without limitation, any directors and officers insurance and any benefits of indemnification or limitation of liability which may be provided to Fortress employees with respect to their service to Fortress or to another entity at the request of or for the benefit of Fortress, subject to the terms of such plans or programs. Each Fortress benefit is subject to modification, including elimination, from to time, at Fortress’s sole discretion.

Vacation:

Twenty (20) days per year  in accordance with Fortress's vacation policy applicable to employees, as amended from time to time.

Certain Covenants:

You shall not, directly or indirectly, without prior written consent of Fortress, during your employment hereunder, provide consultative services to, own, manage, operate, join, control, be employed by, participate in, or be connected with any business, individual, partner, firm, corporation or other entity that directly or indirectly competes with Fortress or any of its affiliates.  You further agree that if you resign your employment or are terminated for Cause (as defined herein), for twelve (12) months thereafter, you shall not engage in any activity which calls for the application of the same or similar specialized knowledge or skills as those utilized by you in your employment with Fortress for the benefit of, or otherwise directly or indirectly provide consultative services to, own, manage, operate, join, control, be employed by, participate in, or be connected with, any business, individual, partner, firm, corporation, or other entity that directly or indirectly competes with any Fortress business or Fortress managed fund for which you have performed services or with respect to which you have received equity compensation during the course of the last two (2) years of your employment with Fortress.  Notwithstanding the foregoing, the "beneficial ownership" by you, either individually or as a member of a "group" (as such terms are used in Rule 13d of the general rules and regulations under the Securities Exchange Act of 1934) of stock, but not more than 5% of the voting stock, of any public company shall not be in violation of this agreement.

Notwithstanding anything else herein, the mere "beneficial ownership" by you, either individually or as a member of a "group" (as such terms are used in Rule 13(d) issued under the Securities Exchange Act of 1934) of not more than 5% of the voting stock of any public company shall not be deemed in violation of this Letter Agreement.

In addition, you shall not, directly or indirectly, without the prior written consent of Fortress, during the term of your employment hereunder and for 2 years thereafter, regardless of the reason for your termination, solicit or encourage to leave the employment of Fortress or its affiliates, any employee thereof, or hire (on behalf of yourself or any other person or entity) any person who has left the employment of Fortress (including, for these purposes, any its affiliates) during the immediately preceding one-year period. In addition through the end of the two-year period commencing with the termination by you of your employment with the Company you shall not, whether for your own account or for the account of any other person, firm, corporation or other business organization, intentionally interfere with Fortress’s relationship with, or endeavor to entice away from Fortress or any fund, business or account managed by Fortress, any investor in Fortress or any fund, business or account managed by Fortress.  In addition, you shall not publish or make any statement (x) under circumstances reasonably likely to become public that is critical of Fortress (including any of its affiliates) or (y) which would in any way adversely affect or otherwise malign the business or reputation of Fortress (including any of its affiliates).

Governing Law:

This agreement will be covered by and construed in accordance with the laws of New York, without regard to the conflicts of laws provisions thereof. YOU HEREBY AGREE TO THAT EXCLUSIVE JURISDICTION WILL BE IN A COURT OF COMPETENT JURISDICTION IN THE CITY OF NEW YORK AND WAIVE OBJECTION TO THE JURISDICTION OR TO THE LAYING OF VENUE IN ANY SUCH COURT.

Miscellaneous:

This agreement (together with the Exhibits attached hereto) contains the entire understanding of the parties, amends and supersedes for all purposes the agreement between you and Fortress dated as of October 27, 2003 and may be modified only in a document signed by the parties and referring explicitly to this agreement.   If any provision of this agreement is determined to be unenforceable, the remainder of this agreement shall not be adversely affected thereby.  In executing this agreement, you represent that you have not relied on any representation or statement not set forth herein, and you expressly disavow any such representations or statements. Without limiting the foregoing, you represent that you understand that you shall not be entitled to any equity interest, profits interest or other interest in Fortress (including, for these purposes, any of its affiliates, including any fund, account or business managed by any of them) except as set forth in a writing signed by Fortress. Fortress’s affiliates are intended beneficiaries under this Offer Letter.

If you agree with the terms of this agreement and accept this amended employment agreement, please sign and date this agreement in the space provided below and return a copy to me to indicate your acceptance.  We look forward to your continuing your work at Fortress.

Sincerely,

FORTRESS INVESTMENT GROUP LLC

By:	/s/ Randal A Nardone
Randal A. Nardone
Chief Operating Officer

AGREED AND ACCEPTED AS OF January 25, 2007:

By:	/s/ Daniel N. Bass
Daniel N. Bass

Exhibit B

This is Exhibit B to the Letter Agreement between Daniel Bass and Fortress Investment Group LLC, dated as of October 27, 2003 (the “Letter Agreement”). When executed by both parties, the terms of this Exhibit B are intended to be incorporated by reference into the Letter Agreement.

1. Fund II Promote.  Fortress Fund MM II LLC (the "Managing Member"), serves as managing member to Fortress Investment Fund II LLC, a Delaware limited liability company formed to operate as a private investment fund ("Fund II").  FIG is the managing member of the Managing Member, and FIG and its affiliates are the holders of 100% of the Class B membership interest in the Managing Member (the “Promote Interest”); the Managing Member receives an incentive allocation from Fund II, and the Promote Interest entitles its holder to such allocation.

A portion of the Promote Interest has been assigned to FIG Promote II LLC ("Promoteco II"). Class II membership interests in Promoteco II are non-voting, non-managing membership interests which represent, subject to the terms of the Limited Liability Company Operating Agreement of Promote II (the "Promoteco II Operating Agreement"), a percentage of the distributions made in respect of the Promote Interest.

As contemplated by the Promoteco II Operating Agreement, you are hereby granted a Class II Membership Interest in Promoteco II.  The percentage initially applicable to such Class II Membership Interest under the Promoteco II Operating Agreement is set forth below in this Exhibit B.  By your execution of this Letter Agreement, you expressly agree to be subject to all of the terms and conditions of the Promoteco II Operating Agreement and any other documents governing membership interests in Promoteco II, including, without limitation, terms and conditions relating to clawbacks, holdbacks, obligations to return distributions and to the vesting and possible forfeiture of your Class II Membership Interest. The terms and conditions of the Promoteco II Operating Agreement govern the grant of the Class II Membership Interest in the case of any conflict between the terms thereof and the terms of this Letter Agreement. You are encouraged to read the Promoteco II Operating Agreement closely.

For the sake of clarity, the Class II Membership Interest in Promoteco II does not entitle you to any percentage of any management or advisory fees received by Fortress or its affiliates, including, without limitation, under the terms of the operative documents of Fund II or any of its affiliates, including Fortress Investment Trust II (“FIT II”), a Delaware business trust.

2. Fund II Co-Investment. Fortress Principal Investment Group LLC and its affiliates (collectively, the "Manager’s Investment Entity") is the entity through which the principals of Fortress have made a capital commitment to Fund II of $18,750,000 (i.e., 1.5% of Fund II’s aggregate capital commitments of $1,250,000,000).

You agree that you are hereby deemed to have made an equity commitment in Fund II (the specific amount designated by you in accordance with the next sentence, the "Fund II Commitment") of not less than 50% and up to a maximum of 100% of (a) your Class II Membership Percentage Interest as set forth below in this Exhibit B multiplied by (b) $18,750,000. You shall confirm the specific Fund II Equity Commitment you have elected, by executing and delivering the Fund II subscription agreement or such other documentation deemed by Fund II’s managing member to be necessary and appropriate to evidence such commitment.

For so long as your employment with the Company (or any affiliate of Fortress for whom you may be employed on a full-time basis at the time) has not been terminated, your Fund II Commitment shall not be subject to any management fees or incentive fees otherwise payable in respect thereof pursuant to the operative documents of Fund II and FIT II. From and after such time as you cease to be such a full-time employee, the Managing Member may, in its sole discretion, charge your Fund II Commitment and membership interest in Fund II management fees and incentive allocations payable in respect thereof in accordance with the operative documents of Fund II and FIT II.Your Fund II Commitment shall be assigned to you by the Manager’s Investment Entity. In connection with such assignment, you agree to pay to the Manager’s Investment Entity, the amount of any capital contributions made in respect of your Fund II Commitment prior to such assignment plus an amount representing an effective interest rate of prime rate plus 2% (not compounded) on such capital contributions.

If your employment with the Company (or any affiliate of Fortress for whom you may be employed on a full-time basis at the time) terminates prior to the date on which Fund II acquires its last Portfolio Investment (as defined in the Fund II limited liability company agreement) other than by reason of (i) disability or (ii) death, then Manager’s Investment Entity or the Company may, in its sole discretion, and notwithstanding any termination of this Letter Agreement, assume the then-unfunded portion of your Fund II Commitment, which right may be exercised at any time during the 90 day period following such termination of employment.  In such event, you shall not be entitled to receive any distributions in respect of the portion of your Fund II Commitment so assumed from and after the date of termination of your employment (and shall pay over to the Manager’s Investment Entity or the Company any such distributions), and you shall not be obligated to make any further capital contributions to Fund II in respect of the portion of your Fund II Commitment so assumed.  You hereby agree to execute and deliver such documentation reasonably required by the Company as may be necessary or appropriate to effectuate such assumption. The provisions of this paragraph shall survive any termination of this Letter Agreement and any termination of your employment.

	Class II Membership Percentage:		Your Class II Membership Percentage in Promoteco II shall be that which corresponds to a zero point five percent (0.5%) of the Promote Interest.
	Equity Commitment in Fund II:		Between $46, 875 and $93,750

Fortress Investment Group LLC

By:	/s/ Wesley R. Edens	By:	/s/ Daniel N. Bass
	Wesley R. Edens		Daniel N. Bass

Exhibit C – Newcastle

This is Exhibit C to the Letter Agreement between Daniel Bass and Fortress Investment Group LLC, dated as of January 1, 2004 (the “Letter Agreement”). When executed by both parties, the terms of this Exhibit C are intended to be incorporated by reference into the Letter Agreement.

Percentage of Net Newcastle Operating Results:	zero point five percent (for 2004, subject to adjustment for calendar years subsequent to 2004) (0.5%).

Your percentage of the Net Newcastle Operating Results (as defined below) will be paid to you as soon as practicable after results of Newcastle Investment Corp. (“Newcastle”) for the applicable fiscal year have been determined, provided that Fortress has received and been paid all amounts due to it under the management agreement (as amended from time to time, the “NCT Management Agreement”) pursuant to which Fortress manages Newcastle. For calendar years subsequent to 2004, Fortress reserves the right, in its sole and absolute discretion, to raise or to lower your percentage interest in the Net Newcastle Operating Results.

In no event will you be entitled to receive any of the Net Newcastle Operating Results described above if you are not actively employed by or have given notice of your termination of your employment with the Company (or any affiliate of Fortress for whom you may be employed on a full-time basis at the time) at the time such compensation is to be paid.

1. The “Net Newcastle Operating Results” equals (i) the amount of the net management fees plus the amount of net incentive fees actually received by Fortress under the NCT Management Agreement (net of rebates thereof with respect to investments by Fortress affiliates) minus (ii) the sum of (x) Newcastle’s allocable share of (A) payroll costs (including discretionary bonuses that may be paid to Fortress employees providing services for Newcastle), (B) rent and (C) other operating expenses (including reserves), in each case which are incurred by Fortress and (y) any taxes payable by Fortress or its affiliates in respect of the amounts set forth in (i) above. Determinations of Newcastle’s allocable shares of each category of expense set forth in clause (ii)(x) above (which allocations may vary by category) will be made by Fortress, in its sole and absolute discretion. The Net Newcastle Operating Results will not include any amounts paid to Fortress in the event that Newcastle were to terminate the NCT Management Agreement, including any amounts paid to purchase Fortress’s incentive fee.

Fortress Investment Group LLC

By:	/s/ Wesley R. Edens	By:	/s/ Daniel N. Bass
	Wesley R. Edens		Daniel N. Bass

Exhibit E – Eurocastle

This is Exhibit E to the Letter Agreement between Daniel Bass and Fortress Investment Group LLC, dated as of January 1, 2004 (the “Letter Agreement”). When executed by both parties, the terms of this Exhibit C are intended to be incorporated by reference into the Letter Agreement.

Percentage of Net Eurocastle Operating Results:	zero point five percent (for 2004, subject to adjustment for calendar years subsequent to 2004) (0.5%).

Your percentage of the Net Eurocastle Operating Results (as defined below) will be paid to you as soon as practicable after results of Eurocastle Investment Limited (“Eurocastle”) for the applicable fiscal year have been determined, provided that Fortress has received and been paid all amounts due to it under the management agreement (as amended from time to time, the “ECT Management Agreement”) pursuant to which Fortress manages Eurocastle. For calendar years subsequent to 2004, Fortress reserves the right, in its sole and absolute discretion, to raise or to lower your percentage interest in the Net Eurocastle Operating Results.

In no event will you be entitled to receive any of the Net Eurocastle Operating Results described above if you are not actively employed by or have given notice of your termination of your employment with the Company (or any affiliate of Fortress for whom you may be employed on a full-time basis at the time) at the time such compensation is to be paid.

1. The “Net Eurocastle Operating Results” equals (i) the amount of the net management fees plus the amount of net incentive fees actually received by Fortress under the ECT Management Agreement (net of rebates thereof with respect to investments by Fortress affiliates) minus (ii) the sum of (x) Eurocastle’s allocable share of (A) payroll costs (including discretionary bonuses that may be paid to Fortress employees providing services for Eurocastle), (B) rent and (C) other operating expenses (including reserves), in each case which are incurred by Fortress and (y) any taxes payable by Fortress or its affiliates in respect of the amounts set forth in (i) above. Determinations of Eurocastle’s allocable shares of each category of expense set forth in clause (ii)(x) above (which allocations may vary by category) will be made by Fortress, in its sole and absolute discretion. The Net Eurocastle Operating Results will not include any amounts paid to Fortress in the event that Eurocastle were to terminate the ECT Management Agreement, including any amounts paid to purchase Fortress’s incentive fee.

Fortress Investment Group LLC

By:	/s/ Wesley R. Edens	By:	/s/ Daniel N. Bass
	Wesley R. Edens		Daniel N. Bass

Exhibit F – Global Macro

This is Exhibit F to the Letter Agreement between Daniel Bass and Fortress Investment Group LLC, dated as of January 1, 2004 (the “Letter Agreement”). When executed by both parties, the terms of this Exhibit F are intended to be incorporated by reference into the Letter Agreement.

1. GM Funds. Drawbridge Global Macro GP LLC, a limited liability company (the "GM General Partner"), serves as general partner to Drawbridge Global Macro Fund LP, a Delaware limited partnership formed to operate as a private investment partnership for U.S. taxable investors (the "GM Partnership"). Drawbridge Global Macro Advisors LLC (the " GM Investment Manager"), serves as the management company to the GM Partnership and as investment manager to Drawbridge Global Macro Fund Ltd (the " GM Offshore Fund," and together with the GM Partnership, the "GM Funds"), a Cayman Islands exempted company formed as an investment vehicle for U.S. tax-exempt and non-U.S. investors.  The GM General Partner receives an incentive allocation from the GM Partnership, and the GM Investment Manager receives an incentive fee from the GM Offshore Fund.  The GM Investment Manager also receives a management fee from the GM Partnership and the GM Offshore Fund.

You are a non-managing, non-voting member of the GM General Partner and the GM Investment Manager.  You will receive the percentage interest set forth below in this Exhibit F in the incentive allocation from the GM Partnership that is allocable to the GM General Partner in respect of calendar 2004 (calculated on a basis consistent with the calculation of such percentage interests for other holders of “points” interests, subject to pro rata dilution in the event new members are admitted to the GM General Partner and to adjustment for calendar years subsequent to 2004 as provided below).  You will also receive the percentage interest set forth below in this Exhibit F in the incentive fee paid by the GM Offshore Fund to the GM Investment Manager (calculated on a basis consistent with the calculation of such percentage interests for other holders of “points” interests, subject to pro rata dilution in the event new members are admitted to the GM Investment Manager in 2004 and to adjustment for calendar years subsequent to 2004 as provided below).  Your interest in the incentive fee (unless deferred by you) and incentive allocation will be paid within 30 days of its receipt by the applicable entity.  Without your consent, your portion of the incentive fee will not be deferred.

The fee structure for the GM Funds is a management fee of not more than 2% (out of which overhead will be paid) and a 20% incentive allocation or incentive fee, as the case may be.  You shall not be entitled to any percentage of the management fees.

For calendar years subsequent to 2004, Fortress reserves the right, in its sole and absolute discretion, to raise or to lower your percentage interest in the incentive allocation and incentive fee.

You will not receive your interest in the incentive allocation or incentive fee (or any payment under this paragraph) unless you are an active employee at the time of the payment and you have not given notice of resignation, except that you shall receive such payment for the year in which you are terminated if your employment is terminated by Fortress without cause(for these purposes, considered solely in terms of clause (i) of the definition thereof) prior to the date the payment is made by Fortress.  If you are not an active employee of Fortress, you will be withdrawn as a member of the General Partner and Investment Manager.

GM Partnership - Percentage:		0.5%

GM Offshore Fund - Percentage:		0.5%

Fortress Investment Group LLC

By:	/s/ Michael Novogratz	By:	/s/ Daniel N. Bass
	Michael Novogratz		Daniel N. Bass

Exhibit G – Special Opportunities

This is Exhibit G to the Letter Agreement between Daniel Bass and Fortress Investment Group LLC, dated as of January 1, 2004  (the “Letter Agreement”). When executed by both parties, the terms of this Exhibit D are intended to be incorporated by reference into the Letter Agreement.

1. DB Funds. Drawbridge Special Opportunities GP LLC, a limited liability company (the " DB General Partner"), serves as general partner to Drawbridge Special Opportunities Fund LP, a Delaware limited partnership formed to operate as a private investment partnership for U.S. taxable investors (the "DB Partnership").  Drawbridge Special Opportunities Advisors LLC (the "DB Investment Manager"), serves as the management company to the Partnership and as investment manager to Drawbridge Special Opportunities Fund Ltd (the "DB Offshore Fund," and together with the Partnership, the "DB Funds"), a Cayman Islands exempted company formed as an investment vehicle for U.S. tax-exempt and non-U.S. investors.  The DB General Partner receives an incentive allocation from the DB Partnership, and the DB Investment Manager receives an incentive fee from the DB Offshore Fund.  The DB Investment Manager also receives a management fee from the DB Partnership and the DB Offshore Fund.

You are a non-managing, non-voting member of the DB General Partner and the DB Investment Manager.  You will receive the percentage interest set forth below in this Exhibit G in the incentive allocation from the DB Partnership that is allocable to the DB General Partner in respect of calendar year 2004 (calculated on a basis consistent with the calculation of such percentage interests for other holders of “points” interests, subject to pro rata dilution in the event new members are admitted to the DB General Partner and to adjustment for calendar years subsequent to 2004 as provided below).  You will also receive the percentage interest set forth below in this Exhibit D in the incentive fee paid by the DB Offshore Fund to the DB Investment Manager (calculated on a basis consistent with the calculation of such percentage interests for other holders of “points” interests, subject to pro rata dilution in the event new members are admitted to the DB Investment Manager in 2004 and to adjustment for calendar years subsequent to 2004 as provided below).  Your interest in the incentive fee (unless deferred by you) and incentive allocation will be paid within 30 days of its receipt by the applicable entity.  Without your consent, your portion of the incentive fee will not be deferred.

The fee structure for the DB Funds is a management fee of not more than 2% (out of which overhead will be paid) and a 20% incentive allocation or incentive fee, as the case may be. You shall not be entitled to any percentage of the management fees. To the extent that during the term of your employment by Fortress, Fortress forms one or more other hedge funds, the investment program of which is principally investing in distressed assets, you will also be entitled to participate in any incentive allocation or incentive fee paid to the general partner or investment management affiliate of Fortress by such fund(s) on the same terms and conditions as you participate in the incentive fees and incentive allocations of the DB Funds.

For calendar years subsequent to 2004, Fortress reserves the right, in its sole and absolute discretion, to raise or to lower your percentage interest in the incentive allocation and incentive fee.

You will not receive your interest in the incentive allocation or incentive fee (or any payment under this Exhibit) unless you are an active employee at the time of the payment and you have not given notice of resignation, except that you shall receive such payment for the year in which you are terminated if your employment is terminated by Fortress without cause (for these purposes, considered solely in terms of clause (i) of the definition thereof) prior to the date the payment is made by Fortress. If you are not an active employee of Fortress, you will be withdrawn as a member of the General Partner and Investment Manager.

DB Partnership – Percentage:		0.5%

DB Offshore Fund - Percentage:		0.5%

Fortress Investment Group LLC

By:	/s/ Peter L. Briger, Jr.	By:	/s/ Daniel N. Bass
	Peter L. Briger, Jr.		Daniel N. Bass

Exhibit related to FRID (“Exhibit FRID”)

This is Exhibit FRID, dated as of December 11, 2005, to the Letter Agreement dated October 27, 2003 between Daniel Bass and Fortress Investment Group LLC (the “Letter Agreement”).  When executed by both parties, the terms of this Exhibit are intended to be incorporated by reference into the Letter Agreement.

FRID Promote.  Fortress Residential Investment Deutschland GP L.P. (the "FRID GP"), serves as general partner to Fortress Residential Investment Deutschland (Fund A)  L.P., Fortress Residential Investment Deutschland (Fund B)  L.P., Fortress Residential Investment Deutschland (Fund C)  L.P. and/or Fortress Residential Investment Deutschland (Fund D)  L.P. (each a Caymans limited partnership)(all such entities collectively referred to as "FRID").  The FRID GP receives an incentive allocation from FRID (the “FRID Promote Interest”).

A portion of the FRID Promote Interest has been assigned to each of four Delaware limited liability interest companies (the applicable entity in your case, either FIG Promote FRID LLC, FIG Promote FRID KE LLC, FCF Promote FRID LLC or FCF Promote FRID KE LLC, as applicable, "Promoteco FRID"). Class II membership interests in Promoteco FRID are non-voting, non-managing membership interests which represent, subject to the terms of the Limited Liability Company Operating Agreement of Promoteco FRID (the "Promoteco FRID Operating Agreement"), a percentage of the distributions made in respect of the FRID Promote Interest.

As contemplated by the Promoteco FRID Operating Agreement, you are hereby granted a Class II Membership Interest in Promoteco FRID.  The percentage initially applicable to such Class II Membership Interest under the Promoteco FRID Operating Agreement is set forth below in this Exhibit FRID.  By your execution of this Exhibit, you expressly agree to be subject to all of the terms and conditions of the Promoteco FRID Operating Agreement and any other documents governing membership interests in Promoteco FRID, including, without limitation, terms and conditions relating to clawbacks, holdbacks, obligations to return distributions and to the possible forfeiture of your Class II Membership Interest. The terms and conditions of the Promoteco FRID Operating Agreement govern the grant of the Class II Membership Interest in the case of any conflict between the terms thereof and the terms of this Exhibit. You are encouraged to read the Promoteco FRID Operating Agreement closely.

For the sake of clarity, the Class II Membership Interest in Promoteco FRID does not entitle you to any percentage of any management or advisory fees received by Fortress or its affiliates, including, without limitation, under the terms of the operative documents of FRID or any of its affiliates or to any portion of the incentive allocation of any funds other than FRID that have been or may be assigned to Promoteco FRID.

	Class II Membership Percentage:		Your Class II Membership Percentage in Promoteco FRID shall be that which corresponds to one half of one percent (0. 5%) of the FRID Promote Interest.

Fortress Investment Group LLC.

By:	/s/ Wesley R. Edens	By:	/s/ Daniel N. Bass
	Wesley R. Edens		Daniel N. Bass

Exhibit related to FIF III, FIF III (Coinvest), GAGFAH(Coinvest) (“Exhibit Fund3”)

This is Exhibit Fund3, dated as of December 15, 2005, to the Letter Agreement dated October 27, 2003 between Daniel Bass and Fortress Investment Group LLC (the “Letter Agreement”).  When executed by both parties, the terms of this Exhibit are intended to be incorporated by reference into the Letter Agreement.

1. Fund III Promote.  Fortress Fund III GP LLC (the "Fund3 GP"), serves as general partner to Fortress Investment Fund III LP, Fortress Investment Fund III (Fund B) LP, Fortress Investment Fund III (Fund C) LP (each a Delaware limited partnership), Fortress Investment Fund III (Fund D) LP and/or Fortress Investment Fund III (Fund E) LP (each a Caymans limited partnership)(all such entities collectively referred to as "Fund III").  The Fund3 GP receives an incentive allocation from Fund III (the “Fund III Promote Interest”).

A portion of the Fund III Promote Interest has been assigned to each of four Delaware limited liability interest companies (the applicable entity in your case, either FIG Promote III LLC, FIG Promote III KE LLC, FCF Promote III LLC or FCF Promote III KE LLC, as applicable, "Promoteco III"). Class II membership interests in Promoteco III are non-voting, non-managing membership interests which represent, subject to the terms of the Limited Liability Company Operating Agreement of Promoteco III (the "Promoteco III Operating Agreement"), a percentage of the distributions made in respect of the Fund III Promote Interest.

As contemplated by the Promoteco III Operating Agreement, you are hereby granted a Class II Membership Interest in Promoteco III.  The percentage initially applicable to such Class II Membership Interest under the Promoteco III Operating Agreement is set forth below in this Exhibit Fund3.  By your execution of this Letter Agreement, you expressly agree to be subject to all of the terms and conditions of the Promoteco III Operating Agreement and any other documents governing membership interests in Promoteco III, including, without limitation, terms and conditions relating to clawbacks, holdbacks, obligations to return distributions and to the vesting and possible forfeiture of your Class II Membership Interest. The terms and conditions of the Promoteco III Operating Agreement govern the grant of the Class II Membership Interest in the case of any conflict between the terms thereof and the terms of this Letter Agreement. You are encouraged to read the Promoteco III Operating Agreement closely.

For the sake of clarity, the Class II Membership Interest in Promoteco III does not entitle you to any percentage of any management or advisory fees received by Fortress or its affiliates, including, without limitation, under the terms of the operative documents of Fund III or any of its affiliates or to any portion of the incentive allocation of any funds other than Fund III that have been assigned to Promoteco III.

2. Fund III Co-Investment. Fortress Principal Investment Holdings II LLC and its affiliates (collectively, the "Manager’s Investment Entity") is the entity through which the principals of Fortress have made a capital commitment to Fund III of $$30,000,000 (i.e.,1.5% of Fund III’s aggregate capital commitments of $2 billion).

You acknowledge that you have made an equity commitment in Fund III (the specific amount, the "Fund III Commitment") as set forth in the subscription documents executed by you in connection with such commitment.

For so long as your employment with the Company (or any affiliate of Fortress for whom you may be employed on a full-time basis at the time) has not been terminated, your Fund III Commitment shall not be subject to any management fees or incentive fees otherwise payable in respect thereof pursuant to the operative documents of Fund III. From and after such time as you cease to be such a full-time employee, the Fund III GP may, in its sole discretion, charge your Fund III Commitment and membership interest in Fund III management fees and incentive allocations payable in respect thereof in accordance with the operative documents of Fund III.

If your employment with the Company (or any affiliate of Fortress for whom you may be employed on a full-time basis at the time) terminates prior to the date prior to the Expiration Date (as defined in the Fund III limited partnership agreements) on which Fund III acquires its last Portfolio Investment (as defined in the Fund III limited partnership agreements) other than by reason of (i) disability or (ii) death, then Manager’s Investment Entity or the Company may, in its sole discretion, and notwithstanding any termination of this Letter Agreement, assume the then-unfunded portion of your Fund III Commitment, which right may be exercised at any time during the 90 day period following such termination of employment.  In such event, you shall not be entitled to receive any distributions in respect of the portion of your Fund III Commitment so assumed from and after the date of termination of your employment (and shall pay over to the Manager’s Investment Entity or the Company any such distributions), and you shall not be obligated to make any further capital contributions to Fund III in respect of the portion of your Fund III Commitment so assumed.  You hereby agree to execute and deliver such documentation reasonably required by the Company as may be necessary or appropriate to effectuate such assumption. The provisions of this paragraph shall survive any termination of this Letter Agreement and any termination of your employment.

3. Fund III (Coinvest) Promote.  The Fund3 GP serves as general partner to Fortress Investment Fund (Coinvestment Fund A) III LP, Fortress Investment Fund (Coinvestment Fund B) III LP and Fortress Investment Fund III (Coinvestment Fund C) LP (each a Delaware limited partnership) and Fortress Investment Fund III (Coinvestment Fund D) LP (a Cayman limited partnership)(all such entities collectively referred to as "Fund III(Coinvest)").  The Fund3 GP receives an incentive allocation from Fund III(Coinvest) (the “Fund III(Coinvest) Promote Interest”).

A portion of the Fund III(Coinvest) Promote Interest has been assigned to each of the applicable Promoteco II entities described above. Class III membership interests in Promoteco III are non-voting, non-managing membership interests which represent, subject to the terms of the Promoteco III Operating Agreement, a percentage of the distributions made in respect of the Fund III(Coinvest) Promote Interest.

As contemplated by the Promoteco III Operating Agreement, you are hereby granted a Class III Membership Interest in Promoteco III.  The percentage initially applicable to such Class III Membership Interest under the Promoteco III Operating Agreement is set forth below in this Exhibit Fund3.  By your execution of this Letter Agreement, you expressly agree to be subject to all of the terms and conditions of the Promoteco III Operating Agreement and any other documents governing membership interests in Promoteco III, including, without limitation, terms and conditions relating to clawbacks, holdbacks, obligations to return distributions and to the vesting and possible forfeiture of your Class III Membership Interest. The terms and conditions of the Promoteco III Operating Agreement govern the grant of the Class III Membership Interest in the case of any conflict between the terms thereof and the terms of this Letter Agreement. You are encouraged to read the Promoteco III Operating Agreement closely.

For the sake of clarity, the Class III Membership Interest in Promoteco III does not entitle you to any percentage of any management or advisory fees received by Fortress or its affiliates, including, without limitation, under the terms of the operative documents of Fund III(Coinvest) or any of its affiliates or to any portion of the incentive allocation of any funds other than Fund III(Coinvest) that have been assigned to Promoteco III.

4. GAGFAH Coinvest Promote.  Fortress Principal Investment Holdings II LLC (“FPIH II”) serves as general partner to Fortress (GAGACQ) Investors L.P. ("GAGFAH(Coinvest)").  FPIH II receives an incentive allocation from GAGFAH(Coinvest) (the “ GAGFAH(Coinvest) Promote Interest”).

A portion of the GAGFAH(Coinvest) Promote Interest has been assigned to each of the applicable Promoteco III entities described above. Class IV membership interests in Promoteco III are non-voting, non-managing membership interests which represent, subject to the terms of the Promoteco III Operating Agreement, a percentage of the distributions made in respect of the GAGFAH(Coinvest) Promote Interest.

As contemplated by the Promoteco III Operating Agreement, you are hereby granted a Class IV Membership Interest in Promoteco III.  The percentage initially applicable to such Class IV Membership Interest under the Promoteco III Operating Agreement is set forth below in this Exhibit Fund3.  By your execution of this Letter Agreement, you expressly agree to be subject to all of the terms and conditions of the Promoteco III Operating Agreement and any other documents governing membership interests in Promoteco III, including, without limitation, terms and conditions relating to clawbacks, holdbacks, obligations to return distributions and to the vesting and possible forfeiture of your Class IV Membership Interest. The terms and conditions of the Promoteco III Operating Agreement govern the grant of the Class IV Membership Interest in the case of any conflict between the terms thereof and the terms of this Letter Agreement. You are encouraged to read the Promoteco III Operating Agreement closely.

For the sake of clarity, the Class IV Membership Interest in Promoteco III does not entitle you to any percentage of any management or advisory fees received by Fortress or its affiliates, including, without limitation, under the terms of the operative documents of GAGFAH(Coinvest) or any of its affiliates or to any portion of the incentive allocation of any funds other than GAGFAH(Coinvest) that have been assigned to Promoteco III.

Class II Membership Percentage:		Your Class II Membership Percentage in Promoteco III shall be that which corresponds to one half percent (0.50%) of the Fund III Promote Interest.
Class III Membership Percentage:		Your Class III Membership Percentage in Promoteco III shall be that which corresponds to one half percent (0.50%) of the Fund III (Coinvest) Promote Interest.
Class IV Membership Percentage:		Your Class IV Membership Percentage in Promoteco III shall be that which corresponds to one half percent (0.50%) of the GAGFAH(Coinvest) Promote Interest.
Fortress Investment Group LLC
By:	/s/ Wesley R. Edens	By:	/s/ Daniel N. Bass
	Wesley R. Edens		Daniel N. Bass

Exhibit related to FIF IV and Certain Other Investment Funds (“Exhibit Fund4”)

This is Exhibit Fund4, dated as of July 20, 2006 (as amended October 28, 2006 and as further amended December 15, 2006) to the Letter Agreement dated October 27, 2003 between Daniel Bass and Fortress Investment Group LLC (the “Letter Agreement”).  When executed by both parties, the terms of this Exhibit are intended to be incorporated by reference into the Letter Agreement.

1. Background.  Affiliates of Fortress Investment Group LLC (each, a "Fund GP") serve as the general partner of (a) Fortress Investment Fund IV (Fund A) L.P. and its parallel partnerships (collectively, "Fund IV"), (b) Fortress Investment Fund IV (Coinvestment Fund A) L.P. and its parallel partnerships (collectively, "Fund IV (Coinvest)"), (c) Fortress RIC Coinvestment Fund LP and its parallel funds, if any (collectively, the "Brookdale Fund"), (d) Fortress IW Coinvestment Fund (A) L.P. and its parallel partnerships (collectively, the "IW Fund") and (e) Fortress Holiday Investment Fund LP and its parallel funds, if any (collectively, the "Holiday Fund" and, together with Fund IV, Fund IV (Coinvest), the Brookdale Fund and the IW Fund, the "Funds").

Such Fund GPs receive an incentive allocation (also known as "carried interest") from Fund IV (the “Fund IV Promote Interest”), Fund IV (Coinvest) (the “Fund IV (Coinvest) Promote Interest”), the Brookdale Fund (the "Brookdale Promote Interest"), the IW Fund (the "IW Promote Interest") and the Holiday Fund (the "Holiday Promote Interest").

A portion of the Fund IV Promote Interest, the Fund IV (Coinvest) Promote Interest, the Brookdale Promote Interest, the IW Promote Interest and the Holiday Promote Interest, subject to reduction in respect of expenses and other obligations, if any, of the applicable Fund GP, has been issued or assigned to, respectively, the Fund IV Class, the Fund IV (Coinvest) Class, the Brookdale Class, the IW Class and the Holiday Class of FIG Promote IV KE LLC, a Delaware limited liability company ("Promoteco").

2.  Grant of Interest in Respect of Promotes.  You are hereby granted a non-voting membership interest in the Fund IV Class, the Fund IV (Coinvest) Class, the Brookdale Class, the IW Class and the Holiday Class of Promoteco, subject to the terms of the Limited Liability Company Operating Agreement of Promoteco (the "Promoteco Operating Agreement").  The percentage initially applicable to each such class under the Promoteco Operating Agreement granted to you is set forth on Annex A hereto.  By your execution of this Letter Agreement, you expressly agree to be subject to all of the terms and conditions of the Promoteco Operating Agreement and any other documents governing membership interests in Promoteco, including, without limitation, terms and conditions relating to clawbacks, holdbacks, obligations to return distributions and to pay expenses and other obligations of Promoteco and to the vesting and possible forfeiture of your interest in respect of each such class. In the event of any conflict between the terms of the Promoteco Operating Agreement and the terms of this Letter Agreement, the terms and conditions of the Promoteco Operating Agreement shall govern your interest in each such class of Promoteco. You are encouraged to read the Promoteco Operating Agreement closely.

For the sake of clarity, your interest in Promoteco does not entitle you to (a) any percentage of any management or advisory fees received by Fortress or its affiliates, including, without limitation, fees received under the terms of the operative documents of any Fund or any of its affiliates or (b) any portion of the incentive allocation of any investment funds other than Funds that provide incentive allocations to the Fund GPs.

FORTRESS INVESTMENT GROUP LLC

By:	/s/ Wesley R. Edens	/s/ Daniel N. Bass
	Wesley R. Edens	Daniel N. Bass

Annex A

Class	Your Interest in such class shall correspond to:

Fund IV Class:	One half percent (0.50%) of the Fund IV Promote Interest.

Fund IV (Coinvest) Class:	One half percent (0.50%) of the Fund IV (Coinvest) Promote Interest.

Brookdale Class:	One half percent (0.50%) of the Brookdale Promote Interest.

IW Class:	One half percent (0.50%) of the IW Promote Interest.

Holiday Class:	One half percent (0.50%) of the Holiday Promote Interest.